JOINT FILING AGREEMENT

      The undersigned acknowledge and agree that the foregoing Amendment to
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.

Dated: September 25, 2007

                              CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
                              By:     Capital Z Partners, L.P., its
                                      General Partner
                              By:     Capital Z Partners, Ltd., its
                                      General Partner
                              By:     /s/ Craig Fisher
                                      -------------------------------------
                                      Name: Craig Fisher
                                      Title: General Counsel


                              CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
                              By:     Capital Z Partners, L.P., its
                                      General Partner
                              By:     Capital Z Partners, Ltd., its
                                      General Partner
                              By:     /s/ Craig Fisher
                                      -------------------------------------
                                      Name: Craig Fisher
                                      Title: General Counsel


                              CAPITAL Z PARTNERS, L.P.
                              By:     Capital Z Partners, Ltd., its
                                      General Partner
                              By:     /s/ Craig Fisher
                                      -------------------------------------
                                      Name: Craig Fisher
                                      Title: General Counsel


                              CAPITAL Z PARTNERS, LTD.
                              By:     /s/ Craig Fisher
                                      -------------------------------------
                                      Name: Craig Fisher
                                      Title: General Counsel


                              CAPITAL Z MANAGEMENT, LLC
                              By:     /s/ Craig Fisher
                                      -------------------------------------
                                      Name: Craig Fisher
                                      Title: General Counsel


                              UNION SQUARE UNIVERSAL PARTNERS, L.P.
                              By: UNION SQUARE UNIVERSAL GP, LLC, its General
                                  Partner
                              By:     /s/ Craig Fisher
                                      -------------------------------------
                                      Name: Craig Fisher
                                      Title: General Counsel

                              UNION SQUARE UNIVERSAL GP, LLC
                              By:     /s/ Craig Fisher
                                      -------------------------------------
                                      Name: Craig Fisher
                                      Title: General Counsel